CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mi Ok Cho, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Annual Report on Form 10-K of Enviro Cleanse Inc. for the year ended May 31, 2013, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Enviro Cleanse Inc.

Dated: August 29, 2013

/s/ Mi Ok Cho

Mi Ok Cho

President, Chief Executive Officer, Chief Financial Officer,

Treasurer and Director

(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)